UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

April 7, 2021
Date of Report (Date of earliest event reported)

 Progress Software Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-19417	04-2746201
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)
14 Oak Park
Bedford, Massachusetts 01730
(Address of principal executive offices, including zip code)
(781) 280-4000
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	PRGS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On April 7, 2021, Progress Software Corporation (the “Company”) issued a press release announcing that the Company plans to commence, subject to market conditions and other factors, a private offering (the “Notes Offering”) of $300 million aggregate principal amount of convertible senior notes due 2026 (the “Notes”) to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”). A copy of the press release is being furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

On April 7, 2021, the Company entered into an amendment (the “Amendment”) to that certain Second Amended and Restated Credit Agreement, dated as of April 30, 2019, by and among the Company, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto. The Amendment amends certain definitions, covenants and events of default to permit the Notes Offering and certain bond hedge or capped call options in connection therewith.

The information included in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

This Current Report on Form 8-K contains forward-looking statements. The Company has identified some of these forward-looking statements with words like “believe,” “may,” “could,” “would,” “might,” “should,” “expect,” “intend,” “plan,” “target,” “anticipate” and “continue,” the negative of these words, other terms of similar meaning or the use of future dates. Forward-looking statements in this Current Report include, but are not limited to, statements regarding the risks and uncertainties related to market conditions, risks that the Notes Offering will not be consummated on the terms or in the amounts contemplated or otherwise, and the satisfaction of customary closing conditions related to the Notes Offering. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended November 30, 2020. Except as required by law, the Company has no obligation to update any of these forward-looking statements to conform these statements to actual results or revised expectations.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Progress Software Corporation dated April 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:	April 7, 2021	Progress Software Corporation

		By:	/s/ Stephen H. Faberman
Stephen H. Faberman
Chief Legal Officer